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                                                                     EXHIBIT 23


                             ARTHUR ANDERSEN LLP

             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K of Seacoast Banking Corporation of Florida, into the Company's previously filed registration statements on Form S-8 (File Nos. 33-61925, 33-46504, 33-25267 and 33-22846).

/s/ Arthur Andersen LLP
ARTHUR ANDERSEN LLP


Miami, Florida,
  March 24, 1997.